UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      February 11, 2005
                                                       -------------------------

                              ESCALADE, INCORPRATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

                0-6996                                 13-2739290
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       (Commission File Number)             (IRS Employer Identification No.)


         251 Wedcor Avenue, Wabash, Indiana 46992                    46992
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         (Address of Principal Executive Offices)                  (Zip Code)

                                 (260) 569-7208
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02   Results of Operations and Financial Condition.

         On February 11, 2005, Escalade, Incorporated ("Escalade") issued the press release attached hereto as Exhibit 99.1 announcing financial information regarding Escalade's completed fourth quarter and 2004 fiscal year. The information hereunder shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

         (c)      Exhibits


            EXHIBIT
             NUMBER          DESCRIPTION
               99.1          Press release dated February 11, 2005


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Wabash, Indiana by the undersigned hereunto duly authorized.

Date:  February 11, 2005                ESCALADE, INCORPORATED

                                        By: /s/ TERRY D. FRANDSEN
                                            ------------------------------------
                                            Vice President and Chief Financial
                                             Officer

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